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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of Earliest Event Reported) February 10, 2003

                         FIRST SOUTHERN BANCSHARES, INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                        0-25478              63-1133624
         --------                       ------------          ----------
(State or other Jurisdiction of         (Commission          (IRS Employer
 Incorporation or Organization)         File Number)         Identification No.)

                 102 South Court Street, Florence, Alabama 35630
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (256) 764-7131
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)












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ITEMS 1, 2, 3, 4, 5, 6 AND 8.  NOT APPLICABLE.


ITEM 7.  FINANCIAL STATEMENTS AND OTHER EVENTS.
         -------------------------------------

(a) Financial Statements of Business Acquired: Not Applicable.

(b) Pro Forma Financial Information: Not Applicable.

(c) Exhibits

                  Number            Description

                  99.1              Press Release dated February 10, 2003

ITEM 9.  REGULATION FD DISCLOSURE.
         ------------------------

         On February 10, 2003 First Southern Bancshares, Inc. (the "Company"), the holding company for First Southern Bank, announced its earnings for the year ended and quarter ended December 31, 2002.

         The press release issued by the Company on February 10, 2003 announcing its earnings for the year ended and quarter ended December 31, 2002 is attached hereto as Exhibit 99.1 and incorporated herein by reference.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FIRST SOUTHERN BANCSHARES, INC.



Dated:  February 11, 2003               By: /s/ Roderick V. Schlosser
                                            ------------------------------------
                                            Roderick V. Schlosser
                                            Executive Vice President and
                                            Chief Financial Officer



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                                  EXHIBIT 99.1

                      PRESS RELEASE DATED FEBRUARY 10, 2003